                                                                         e(2)(c)



                                 AMENDMENT NO. 2
                        TO THE FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                                AIM EQUITY FUNDS
                                (CLASS B SHARES)
                                       AND
                            A I M DISTRIBUTORS, INC.

         The Master Distribution Agreement (the Agreement"), dated December 31, 2000, by and between AIM Equity Funds, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

         Schedule A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                        TO THE FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                                AIM EQUITY FUNDS


CLASS B SHARES

AIM Aggressive Growth Fund
AIM Basic Value II Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Core Strategies Fund
AIM Dent Demographic Trends Fund
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Core Equity Fund
AIM Large Cap Growth Fund
AIM Mid Cap Growth Fund
AIM U.S. Growth Fund
AIM Weingarten Fund"

        All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  August __, 2002
                                                  AIM EQUITY FUNDS


Attest:                                           By:
        ----------------------------                  --------------------------
        Assistant Secretary                           President


                                                  A I M DISTRIBUTORS, INC.


Attest:                                           By:
        ----------------------------                  --------------------------
        Assistant Secretary                           President